Supplement Dated February 2, 2006

to the

Prospectus of

SMITH BARNEY SMALL CAP CORE FUND, INC.

Effective February 1, 2006, TIMCO Asset Management Inc. (the “manager”), the fund’s investment manager, has appointed the following individuals as portfolio managers of the fund: Lisa Sebesta, Yu-Nien (Charles) Ko, Edward R. Miller, Anthony C. Santosus, and Michael D. Soares. Each of the new portfolio managers is a portfolio manager of Batterymarch Financial Management, Inc. (“Batterymarch”), which, like the manager, is a subsidiary of Legg Mason, Inc.

The portfolio managers responsible for the day-to-day management of the fund since February 1, 2006 are:

Charles Ko

Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003. He was previously involved in business strategy and development at Hartford Financial Services and worked as an application engineer at Mathworks. He has seven years of investment experience.

Michael D. Soares

Mr. Soares joined Batterymarch in 1996 as an assistant portfolio manager and became a quantitative analyst in 1998. He was promoted to portfolio manager in 2003. Prior to Batterymarch, he had portfolio accounting responsibilities at MFS Asset Management, Inc. and was a trading assistant at Invesco Management & Research, Inc. He has 11 years of investment experience.

Edward R. Miller

Mr. Miller joined Batterymarch in 2004. He was formerly a quantitative analyst at 1838 Investment Advisors and headed Edward Miller Associates, which provided stock recommendations to several long-only and hedge funds. He also worked as a portfolio manager at Guardian Investors Services and was an analyst at I/B/E/S. He is a member of the Boston Security Analysts Society, the Chicago Quantitative Alliance, the Society of Quantitative Analysts and the Financial Executives Networking Group. He has 19 years of investment experience.

Anthony C. Santosus

Mr. Santosus joined Batterymarch’s US investment team in 2001. Prior to that, he managed US equity portfolios at Putnam Investments, with additional responsibilities related to product development. He also served as an investment technologist and quantitative analyst at Putnam. He is a member of the Boston Security Analysts Society and a former member of the Frank Russell Advisory Board. He has 20 years of investment experience.

Lisa A. Sebesta

Ms. Sebesta joined Batterymarch in 2000 as a US investment specialist and was promoted to portfolio manager in 2003. She was previously a quantitative analyst at Boston Advisors, Inc. She also held responsibilities at Advest, Inc. and worked in the oil and gas industries. She has nine years of investment experience.

The portfolio managers listed above work collaboratively and share responsibility for investment decisions. The portfolio managers have oversight responsibility for the work done by research analysts, including factor research, development and testing and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review all trades before execution.

While it is not anticipated that the fund’s investment objectives or strategies will change, the manager anticipates that implementation of the investment approaches used by the new portfolio managers initially will result in more portfolio turnover than is typical for the fund, which will produce transaction costs. The manager intends to use its best efforts to dispose of portfolio securities in a manner designed to minimize these costs to the extent possible, consistent with best execution. However, such turnover could result in higher taxable distributions to shareholders who do not hold fund shares in tax-advantaged accounts and could lower the funds’ after-tax performance.

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